Exhibit 99.2
Weyerhaeuser Company
Q2.2011 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q1	Q2		Year-to-date
	March 31, 2011	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010

Net sales and revenues	$1,422	$1,610	$1,641	$3,032	$2,924
Cost of products sold	1,177	1,343	1,314	2,520	2,416
Gross margin	245	267	327	512	508
Selling, general and administrative expenses	172	145	162	317	318
Research and development expenses	7	7	8	14	16
Charges for restructuring, closures and impairments	4	7	4	11	6
Other operating income, net	(174)	(19)	(2)	(193)	(72)
Operating income	236	127	155	363	240
Interest income and other	11	9	12	20	54
Interest expense, net of capitalized interest	(93)	(117)	(155)	(210)	(261)
Earnings from continuing operations before income taxes	154	19	12	173	33
Income taxes	(56)	4	(4)	(52)	(42)
Earnings (loss) from continuing operations	98	23	8	121	(9)
Earnings (loss) from discontinued operations, net of income taxes	1	(13)	6	(12)	5
Net earnings (loss)	99	10	14	109	(4)
Less: net earnings attributable to noncontrolling interests	—	—	—	—	(2)
Net earnings (loss) attributable to Weyerhaeuser common shareholders	$99	$10	$14	$109	$(6)

Per Share Information

	Q1	Q2		Year-to-date
	March 31, 2011	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010

Earnings (loss) per share attributable to Weyerhaeuser common shareholders, basic and diluted:
Continuing operations	$0.18	$0.04	$0.04	$0.22	$(0.05)
Discontinued operations	—	(0.02)	0.03	(0.02)	0.02
Net earnings (loss) per share	$0.18	$0.02	$0.07	$0.20	$(0.03)
Dividends paid per share	$0.15	$0.15	$0.05	$0.30	$0.10
Weighted average shares outstanding (in thousands):
Basic	537,140	538,599	211,600	537,873	211,521
Diluted	540,476	541,095	212,103	540,790	211,521
Common shares outstanding at end of period (in thousands)	538,408	538,640	211,609	538,640	211,609

Weyerhaeuser Company
Q2.2011 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	March 31, 2011	June 30, 2011	December 31, 2010

ASSETS
Forest Products:
Current assets:
Cash and cash equivalents	$1,459	$877	$1,466
Receivables, less allowances	505	533	451
Inventories	544	513	478
Prepaid expenses	85	115	81
Deferred tax assets	155	167	113
Total current assets	2,748	2,205	2,589
Property and equipment, net	3,151	3,083	3,217
Construction in progress	149	137	123
Timber and timberlands at cost, less depletion charged to disposals	4,003	3,987	4,035
Investments in and advances to equity affiliates	192	191	194
Goodwill	40	40	40
Other assets	424	511	363
Restricted assets held by special purpose entities	914	915	915
	11,621	11,069	11,476
Real Estate:
Cash and cash equivalents	4	4	1
Receivables, less allowances	54	36	51
Real estate in process of development and for sale	515	535	517
Land being processed for development	978	988	974
Investments in and advances to equity affiliates	15	15	16
Deferred tax assets	266	263	266
Other assets	119	121	120
Consolidated assets not owned	8	8	8
	1,959	1,970	1,953
Total assets	$13,580	$13,039	$13,429

LIABILITIES AND EQUITY
Forest Products:
Current liabilities:
Accounts payable	$359	$326	$340
Accrued liabilities	686	712	734
Total current liabilities	1,045	1,038	1,074
Long-term debt	4,710	4,192	4,710
Deferred income taxes	485	533	366
Deferred pension and other postretirement benefits	908	835	930
Other liabilities	405	412	393
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	771	774	772
	8,324	7,784	8,245
Real Estate:
Long-term debt	348	318	350
Other liabilities	196	193	212
Consolidated liabilities not owned	8	8	8
	552	519	570
Total liabilities	8,876	8,303	8,815
Equity:
Total Weyerhaeuser shareholders' interest	4,702	4,734	4,612
Noncontrolling interests	2	2	2
Total equity	4,704	4,736	4,614
Total liabilities and equity	$13,580	$13,039	$13,429

Weyerhaeuser Company
Q2.2011 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q1	Q2		Year-to-date
	March 31, 2011	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010

Cash flows from operations:
Net earnings (loss)	$99	$10	$14	$109	$(4)
Noncash charges (credits) to income (loss):
Depreciation, depletion and amortization	123	120	126	243	252
Deferred income taxes, net	39	(13)	56	26	90
Pension and other postretirement benefits	24	19	(10)	43	(11)
Share-based compensation expense	14	3	6	17	12
Equity in loss of equity affiliates	2	1	—	3	3
Charges for impairment of assets	1	11	1	12	3
Net gains on dispositions of assets and operations	(156)	(29)	(10)	(185)	(93)
Foreign exchange transaction gains	(7)	(1)	10	(8)	—
Change in:
Receivables less allowances	(59)	(10)	(28)	(69)	(115)
Receivable for taxes	1	—	(17)	1	551
Inventories	(66)	35	40	(31)	(25)
Real estate and land	(2)	(32)	(1)	(34)	(37)
Prepaid expenses	(10)	(4)	6	(14)	(7)
Accounts payable and accrued liabilities	(78)	3	(6)	(75)	(53)
Deposits on land positions and other assets	—	(4)	(6)	(4)	(3)
Pension contributions	(1)	(4)	(6)	(5)	(138)
Other	(33)	11	14	(22)	(58)
Net cash from operations	(109)	116	189	7	367

Cash flows from investing activities:
Property and equipment	(35)	(39)	(32)	(74)	(78)
Timberlands reforestation	(12)	(7)	(7)	(19)	(20)
Redemption of short-term investments	—	—	—	—	47
Proceeds from sale of assets and operations	193	3	15	196	130
Repayments from pension trust	—	—	96	—	146
Other	5	(10)	(8)	(5)	(11)
Cash from investing activities	151	(53)	64	98	214

Cash flows from financing activities:
Notes, commercial paper borrowings and revolving credit facilities, net	—	—	—	—	(3)
Cash dividends	(81)	(80)	(10)	(161)	(21)
Change in book overdrafts	3	(1)	(8)	2	(12)
Payments on debt	(2)	(548)	(548)	(550)	(565)
Exercises of stock options	34	3	—	37	—
Other	—	(19)	(1)	(19)	(3)
Cash from financing activities	(46)	(645)	(567)	(691)	(604)

Net change in cash and cash equivalents	(4)	(582)	(314)	(586)	(23)
Cash and cash equivalents at beginning of period	1,467	1,463	2,160	1,467	1,869
Cash and cash equivalents at end of period	$1,463	$881	$1,846	$881	$1,846
Cash paid (received) during the year for:
Interest, net of amount capitalized	$156	$91	$120	$247	$273
Income taxes	$2	$13	$(1)	$15	$(445)

Weyerhaeuser Company	Total Company Statistics
Q2.2011 Analyst Package
Preliminary results, subject to audit

Special Items Included in Net Earnings

in millions	Q1	Q2		Year-to-date
	March 31, 2011	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010

Net earnings (loss)	$99	$10	$14	$109	$(6)
Income tax adjustments	—	—	—	—	31
Gain on sale of wood products assets	—	—	(5)	—	(31)
Loss on early extinguishment of debt	—	16	33	16	33
Gain on sale of 82,000 acres of non-strategic timberlands	(96)	—	—	(96)	—
Charges for impairments	—	6	—	6	—
Net earnings before special items	$3	$32	$42	$35	$27

	Q1	Q2		Year-to-date
	March 31, 2011	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010

Net earnings (loss) per diluted share	$0.18	$0.02	$0.07	$0.20	$(0.03)
Income tax adjustments	—	—	—	—	0.15
Gain on sale of wood products assets	—	—	(0.03)	—	(0.15)
Loss on early extinguishment of debt	—	0.03	0.16	0.03	0.16
Gain on sale of 82,000 acres of non-strategic timberlands	(0.18)	—	—	(0.18)	—
Charges for impairments	—	0.01	—	0.01	—
Net earnings before special items per diluted share	$—	$0.06	$0.20	$0.06	$0.13

Selected Total Company Items

in millions	Q1	Q2		Year-to-date
	March 31, 2011	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010

Depreciation, depletion and amortization:
Cost of products sold	$107	$107	$109	$214	$219
Selling, general and administrative expenses	16	13	17	29	33
Total depreciation, depletion and amortization	$123	$120	$126	$243	$252

Pension and postretirement credits (costs):
Pension and postretirement costs allocated to business segments	$(11)	$(16)	$(12)	$(27)	$(24)
Pension and postretirement credits (costs) retained by Corporate segment	(12)	(3)	22	(15)	38
Total company pension and postretirement credits (costs)	$(23)	$(19)	$10	$(42)	$14

Total decrease (increase) in Forest Products working capital	$(192)	$(21)	$159	$(213)	$564
Cash spent for capital expenditures	$(47)	$(46)	$(39)	$(93)	$(98)

Weyerhaeuser Company	Timberlands Segment
Q2.2011 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Trade sales and revenues (unaffiliated customers)	$230	$288	$225	$518	$427
Intersegment sales	191	134	123	325	294
Total net sales and revenues	421	422	348	843	721
Cost of products sold	320	296	260	616	537
Gross margin	101	126	88	227	184
Selling, general and administrative expenses	23	24	23	47	43
Research and development expenses	4	4	5	8	9
Charges for restructuring, closures and impairments	—	—	—	—	1
Other operating income, net	(166)	(13)	(9)	(179)	(19)
Operating income	240	111	69	351	150
Interest income and other	1	1	1	2	1
Net contribution to earnings	$241	$112	$70	$353	$151
Selected Segment Items

	Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Depreciation, depletion and amortization	$31	$35	$28	$66	$58
Total increase in working capital	$(16)	$(40)	$(12)	$(56)	$(24)
Cash spent for capital expenditures	$(14)	$(14)	$(15)	$(28)	$(35)
Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Gain on sale of 82,000 acres of non-strategic timberlands	$152	$—	$—	$152	$—
Segment Statistics

		Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Third Party Net Sales and Revenue (millions)	Logs:
	West	$110	$152	$125	$262	$207
	South	41	49	37	90	64
	Canada	7	1	—	8	9
	Total Logs	158	202	162	360	280
	Pay as cut timber sales	8	8	9	16	17
	Timberlands exchanges and dispositions	21	39	13	60	48
	Higher and better use land sales	4	2	7	6	12
	Minerals, oil and gas	14	15	16	29	31
	Products from international operations	17	21	17	38	32
	Other products	8	1	1	9	7
	Total	$230	$288	$225	$518	$427
Logs Third Party Sales Realizations (per cubic meter)	West	$100.20	$109.42	$97.92	$105.36	$91.96
	South	$41.22	$40.59	$44.38	$40.88	$43.87
	Canada	$34.73	$42.79	$30.05	$35.55	$33.81
	International	$18.61	$21.41	$19.33	$20.08	$19.87
Logs Third Party Sales Volumes (cubic meters, thousands)	West	1,095	1,391	1,276	2,486	2,251
	South	1,005	1,211	827	2,216	1,461
	Canada	194	23	15	217	274
	International	72	79	68	151	146
	Total	2,366	2,704	2,186	5,070	4,132
Logs Fee Depletion (cubic meters, thousands)	West	1,611	1,747	1,404	3,358	2,835
	South	2,180	2,355	1,881	4,535	4,021
	International	98	221	89	319	181
	Total	3,889	4,323	3,374	8,212	7,037

Weyerhaeuser Company	Wood Products Segment
Q2.2011 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Trade sales and revenues (unaffiliated customers)	$624	$702	$789	$1,326	$1,393
Intersegment sales	21	24	20	45	36
Total net sales and revenues	645	726	809	1,371	1,429
Cost of products sold	630	723	743	1,353	1,359
Gross margin	15	3	66	18	70
Selling, general and administrative expenses	55	54	72	109	140
Research and development expenses	1	1	2	2	3
Charges for restructuring, closures and impairments	2	13	1	15	2
Other operating income, net	(5)	(4)	(5)	(9)	(51)
Operating loss	(38)	(61)	(4)	(99)	(24)
Interest income and other	2	—	1	2	2
Net contribution to earnings	$(36)	$(61)	$(3)	$(97)	$(22)
Selected Segment Items

	Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Depreciation, depletion and amortization	$40	$37	$45	$77	$90
Total decrease (increase) in working capital	$(117)	$45	$51	$(72)	$(83)
Cash spent for capital expenditures	$(6)	$(8)	$(5)	$(14)	$(7)
Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Gain on sale of assets	$—	$—	$8	$—	$52
Charges for impairments	—	9	—	9	—
Total	$—	$9	$8	$9	$52
Segment Statistics

in millions, except for third-party sales realizations		Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Structural Lumber (board feet)	Third Party Net Sales and Revenue	$260	$290	$308	$550	$549
	Third Party Sales Realizations	$315.26	$300.84	$347.89	$307.50	$333.42
	Third Party Sales Volumes	826	963	884	1,788	1,645
	Production Volumes	893	903	846	1,796	1,647
Engineered Solid Section (cubic feet)	Third Party Net Sales and Revenue	$62	$71	$79	$133	$145
	Third Party Sales Realizations	$1,851.05	$1,904.83	$1,784.77	$1,879.54	$1,749.96
	Third Party Sales Volumes	3	4	4	7	8
	Production Volumes	4	3	4	7	8
Engineered I-joists (lineal feet)	Third Party Net Sales and Revenue	$33	$48	$49	$81	$97
	Third Party Sales Realizations	$1,266.51	$1,258.14	$1,178.95	$1,261.55	$1,133.90
	Third Party Sales Volumes	26	38	41	64	85
	Production Volumes	30	34	41	64	82
Oriented Strand Board (square feet 3/8')	Third Party Net Sales and Revenue	$85	$89	$116	$174	$182
	Third Party Sales Realizations	$192.16	$178.43	$266.28	$184.91	$236.50
	Third Party Sales Volumes	445	498	437	943	771
	Production Volumes	494	518	468	1,012	846
Softwood Plywood (square feet 3/8')	Third Party Net Sales and Revenue	$17	$16	$23	$33	$39
	Third Party Sales Realizations	$263.83	$271.01	$312.95	$267.37	$291.15
	Third Party Sales Volumes	63	61	75	124	135
	Production Volumes	53	48	64	101	112
Hardwood Lumber (board feet)	Third Party Net Sales and Revenue	$58	$63	$64	$121	$118
	Third Party Sales Realizations	$845.42	$858.51	$833.30	$852.15	$824.30
	Third Party Sales Volumes	69	73	76	142	142
	Production Volumes	58	62	61	120	120

Weyerhaeuser Company	Cellulose Fibers Segment
Q2.2011 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Total net sales and revenues	$506	$526	$468	$1,032	$878
Cost of products sold	400	422	375	822	742
Gross margin	106	104	93	210	136
Selling, general and administrative expenses	22	24	20	46	40
Research and development expenses	2	2	2	4	4
Other operating income, net	(5)	(3)	(5)	(8)	(7)
Operating income	87	81	76	168	99
Interest income and other	(1)	(1)	(2)	(2)	(6)
Net contribution to earnings	$86	$80	$74	$166	$93
Selected Segment Items

	Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Depreciation, depletion and amortization	$36	$35	$36	$71	$72
Total decrease (increase) in working capital	$20	$(32)	$(24)	$(12)	$(34)
Cash spent for capital expenditures	$(26)	$(23)	$(19)	$(49)	$(54)
Segment Statistics

		Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Pulp (air-dry metric tons)	Third Party Net Sales and Revenue (millions)	$398	$409	$354	$807	$675
	Third Party Sales Realizations	$912.12	$960.04	$856.22	$935.81	$808.56
	Third Party Sales Volumes (thousands)	436	426	413	862	835
	Production Volumes (thousands)	437	410	414	847	851
Liquid Packaging Board (tons)	Third Party Net Sales and Revenue (millions)	$85	$93	$90	$178	$161
	Third Party Sales Realizations	$1,148.29	$1,194.46	$1,091.14	$1,171.86	$1,073.47
	Third Party Sales Volumes (thousands)	74	77	83	151	150
	Production Volumes (thousands)	67	80	81	147	150

Weyerhaeuser Company	Real Estate Segment
Q2.2011 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Total net sales and revenues	$160	$191	$257	$351	$408
Cost of products sold	126	147	189	273	310
Gross margin	34	44	68	78	98
Selling, general and administrative expenses	35	36	41	71	75
Charges for restructuring, closures and impairments	1	1	2	2	3
Other operating costs, net	—	—	1	—	2
Operating income (loss)	(2)	7	24	5	18
Interest income and other	1	1	3	2	42
Loss attributable to noncontrolling interests	—	—	—	—	(2)
Net contribution to earnings	$(1)	$8	$27	$7	$58

Selected Segment Items

	Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Depreciation and amortization	$3	$3	$5	$6	$8
Cash spent for capital expenditures	$(1)	$—	$—	$(1)	$(1)

Segment Statistics

	Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Net sales and revenues:
Single-family housing	$152	$180	$233	$332	$376
Land	7	11	23	18	30
Other	1	—	1	1	2
Total net sales and revenue	$160	$191	$257	$351	$408
Single-family homes sold	535	521	491	1,056	1,111
Single-family homes closed	363	459	625	822	1,018
Single-family homes sold but not closed (backlog)	611	673	743	673	743
Single-family average price of homes closed (in thousands)	$419	$391	$371	$404	$369
Single-family home gross margin - excluding impairments (1)	21.7%	22.4%	23.9%	22.0%	22.2%

(1)	Single-family gross margin excluding impairments equals revenue less cost of sales and period costs (other than impairments and deposit write-offs).

Weyerhaeuser Company	Corporate & Other Segment
Q2.2011 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Trade sales and revenues (unaffiliated customers)	$58	$66	$66	$124	$118
Intersegment sales	3	5	5	8	9
Total net sales and revenues	61	71	71	132	127
Cost of products sold	63	71	48	134	90
Gross margin	(2)	—	23	(2)	37
Selling, general and administrative expenses	44	14	13	58	34
Research and development expenses	—	—	(1)	—	—
Charges for restructuring, closures and impairments	1	2	1	3	—
Other operating costs (income), net (1)	2	14	11	16	(2)
Operating income (loss)	(49)	(30)	(1)	(79)	5
Interest income and other	8	8	9	16	15
Net contribution to earnings	$(41)	$(22)	$8	$(63)	$20

(1)	Other operating costs for second quarter and year-to-date 2011 include charges of $13 million related to businesses we have divested in prior years and are included in discontinued operations.

Selected Segment Items

	Q1.2011	Q2.2011	Q2.2010	YTD.2011	YTD.2010
Depreciation, depletion and amortization	$13	$10	$12	$23	$24
Total decrease (increase) in working capital	$(79)	$6	$144	$73	$705
Cash spent for capital expenditures	$—	$(1)	$—	$(1)	$(1)
Share-based compensation expense (income)	$16	$(5)	$(4)	$11	$(1)
Foreign exchange gains (losses)	$6	$1	$(8)	$7	$1
Pension and postretirement credits (costs) retained by Corporate segment	$(12)	$(3)	$22	$(15)	$38
Corporate and Other includes results of our transportation operations, certain gains or charges that are not related to an individual operating segment and the portion of items such as share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses and other general and administrative expenses that are not allocated to the business segments. We sold our five short line railroads at the end of 2010. We entered into an agreement to sell Westwood Shipping Lines, our last transportation business, in a transaction that is subject to regulatory approval and is expected to close in the third quarter.